Ballantyne STRONG™

NYSE American: BTN

THINKEQUITY CONFERENCE

OCTOBER 26, 2022

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, as filed with the Securities and Exchange Commission and in our other public filings with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation may also contain references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

Ballantyne Strong At A Glance

ENTERTAINMENT



Wholly Owned

Trusted brand deeply embedded in the global entertainment industry; industry leader in **screens and services**

FOREST PRODUCTS



GreenFirst Forest Products
Top-Ten Lumber Producer in Canada

DIGITAL OUT-OF-HOME ADVERTISING


FIREFLY
8P75

Firefly
Fast Growing Street-Level Digital **Media Platform**

REINSURANCE & ASSET MANAGEMENT



FG Financial Group
a **reinsurance** and **asset management** holding company

Equity Holdings

BallantyneSTRONG

Investment Highlights

- ✓ 50% YoY revenue growth in Q2 2022
- ✓ Cinema industry at front-end of major laser projection upgrade cycle
- ✓ Launch of Strong Studios capitalizes on booming demand for original content
- ✓ Strategic equity holdings in three diverse markets
- ✓ Current attractive value below “sum of the parts”



STRONG ENTERTAINMENT


SCREENS
STRONG
MDI SCREENS


SERVICES
STRONG
TECHNICAL SERVICES


CONTENT
STRONG
STUDIOS

Valued Partner of Worldwide Leaders

Circuits	Country / Countries	Screens	Sites	Customer	Exclusive
AMC Entertainment Holdings, Inc. [1]	US	7,850	600	✓	✓ [3]
Regal Cinemas (Cineworld Group PLC) [1]	US	6,851	514	✓	
Cinemark Holdings, Inc. [1]	US	4,426	323	✓	✓ [3]
Cinepolis [2]	US & Mexico	3,733	477	✓	
Cineplex Entertainment LP [1]	Canada	1,676	164	✓	
Marcus Theaters Corp. [1]	US	1,064	89	✓	✓ [4]

[1] *National Association of Theater Owners*, March 2022.
[2] *Cinepolis*, February 2022.
[3] Customer is exclusive for screen products in the United States.
[4] Customer is exclusive for technical services in the United States.

New Releases – Strong 2023 Release Schedule

- *Spider-Man: No Way Home* ranks #3 of top grossing films domestically of all time [1]
- *Top Gun: Maverick* had best Memorial Day weekend Box Office ever & has surpassed *Avengers: Infinity War* in the U.S. [2]
- *Avatar 2* and *Black Panther 2* close out 2022, with strong slate expected for 2023[3]


MARVEL STUDIOS
SPIDER-MAN
No Way Home


TOM CRUISE
TOP GUN
MAVERICK
ONLY IN THEATRES
MAY 27


JURASSIC WORLD
DOMINION


EVIL MEETS ITS END
HALLOWEEN ENDS


MARVEL STUDIOS
BLACK PANTHER II


AVATAR 2
A JAMES CAMERON FILM


NO TIME TO DIE
007


MARVEL STUDIOS
DOCTOR STRANGE
IN THE
MULTIVERSE OF MADNESS


MARVEL STUDIOS
THOR
LOVE AND THUNDER

[1] ABC News, February 2022
[2] Variety, August 2022
[3] CNBC, September 2022



Cinema Partners Accelerating Capital Investments

Laser upgrade cycle represents **multi-year catalyst** for screens and services

- **Strong/MDI and Strong Technical Services** have a preferred relationship with **Cinionic**, the world's leading provider of laser cinema solutions[1]
- **AMC** announced laser upgrades in 3,500 of its U.S. auditoriums[2]
- **Cinemark** partners with Cinionic in 10-year worldwide exclusive agreement[3]

[1] *Box Office Pro*, August 2021
[2] *Deadline*, April 2022
[3] *DCinemaToday, December 2019*

THE JOLIETTE PLANT: COMPETITIVE ADVANTAGES

- **80,000 square-foot screen manufacturing facility in Joliette, Quebec, Canada**

- **ISO certified operation**

- **Two 90-foot-high screen coating towers**
  -Capable of manufacturing multiple screens simultaneously

- **In-house chemists and R&D capabilities**



Ballantyne STRONG

Expanding Global Influence

North America

- Market leader with exclusive customer relationships
- Laser upgrades accelerating

Europe

- Opportunity to grow market share
- Opening finishing facility in Belgium

Asia

- Largest cinema market in the world
- Existing presence with IMAX & new finishing facility

Middle East

- Repeal of 35-year commercial cinema ban in Saudi Arabia
- Expecting 300+ cinemas with 2,000+ screens to open by 2030[2]

Global Cinema Screens[1]


~44K
~46K
~111K
~15K

[1] Motion Pictures Association Annual 2021 Theme Report
[2] Digital Cinema Report, April 2022

Ballantyne STRONG



ECLIPSE IMMERSIVE SCREEN

Non-cinema **immersive opportunities** expanding market opportunity as premium entertainment gains global popularity

Theme Parks. Museums. Military Simulators.

Strong Demand For Technical Services

Service Revenue Increased 61% YoY

YTD Q2 ‘21	YTD Q2 ‘22
$2.6M	$4.2M

- **Aggregate solutions provider** further solidifies relationships with cinemas
- Contract and demand-driven **recurring revenue model**
- Cinema services **outsourcing driving demand**
- Provides gateway to **monetize laser upgrade cycle**
- **Exclusive multi-year nationwide** managed services agreement with Marcus Theaters



Ballantyne STRONG



IN YOUR THEATER


HBO
max

IN YOUR HOME

Ballantyne STRONG

Streaming Boom Has Set Industry On A Growth Trajectory


$172B
$141B
2022
2025

Top streaming companies will spend $141B on content in 2022
That figure is predicted to rise to $172B by 2025[1]

[1] *The Streamable*; Jan. 2022

STRONG STUDIOS



Develop, Produce and Distribute Feature Films and Television series for Streamers, Networks and Distributors globally

- Launched with **portfolio of acquired projects**
- Positioned to benefit from **increasing demand** for **original content**
- Leverage 3rd party relationships
  - Co-production, financing
  - Studio, network and cinema exhibitor relationships
- **Building library** creates **long-term value**
- **Production fee revenue** & backend participation

Strong Studios Pipeline

Emotionally moving stories for film and streaming



Safehaven



Inside the Black Box



Flagrant



Shadows in the Vineyard



The Tank Job



Heartbeat



Midnightmares



The Cobbler



Fourth and Goal


ALLEN
20
CELTICS
20

The Ray Allen Show

Strong Studios Press

"

Strong Studios Sets Salad Oil Swindle Pic 'The Tank Job' As First Original Feature; Oscar Nominee Alec Sokolow To Direct From His Script

"I told Ron Insana that I would be delighted to see the story of the salad oil scandal made into a movie," said **Berkshire Hathaway's Chairman and CEO, Warren Buffett**, "and I am pleased that Ron and Strong Studios are now bringing this story to the big screen."

DEADLINE

"

Ballantyne Strong Launches Strong Studios, Will Produce Michael Rappaport Dramedy for Screen Media

VARIETY

"

Strong Studios Begins Production on Safehaven Series with The Cartel

C21Media

IMAX	CINEMARK	AMC
Global Supplier	Global Supplier	U.S. Supplier
100%	**12+**	**100%**
Current Service Coverage Across the U.S.	Countries Worldwide	2021 YoY Growth in Eclipse Immersive Screens

EQUITY HOLDINGS

FG FINANCIAL GROUP INC.

NASDAQ: FGF, FGFPP

~31% shareholder[1]

- Growing reinsurance, asset management and merchant banking business with **proven management team**
- **Growing reinsurance business** in a hard market experiencing continued upward pressure on reinsurance rates
  - 6 reinsurance contracts written
- **Established SPAC platform**
  - 2 de-SPACs: Oppfi, Inc. & Hagerty, Inc.
  - 2 SPAC IPOs: FG Merger Corp. & FG Acquisition Corp.
- **Recently launched Merchant Banking division** builds upon the company's success in reinsurance and SPACs

[1] As of 6.30.22


FIREFLY
She's an athlete.
She's a fashion designer.
She's a mother.
She's a champion.
WHEATIES
4G30
4G30

Street-Level Digital Media Platform Using Dynamic Media on Taxis & Rideshare Vehicles

- Firefly serves **high-quality, customizable mobile ads** based on dynamic content triggers like location, weather, live events, product launches, and much more
- Best-in-class smart screens support HD content so advertisers can reach consumers with **full motion creative at eye-level**
- In 2022, **Digital-out-of-Home (DOOH) spending** in the U.S. is estimated to reach $5.2 Billion and is projected to reach $8.7 Billion by 2027, growing at a CAGR of 10.7%[1]

Preferred shares valued at $13M[3]

BTN is one of their largest shareholders with Google Ventures and NFX

[1] *ResearchandMarkets*, 06.08.22
[2] MarketWatch 7.14.22
[3] As of 6.30.22


GREENFIRST
FOREST PRODUCTS
TSX:GFP
~9% shareholder[1]

- GreenFirst is building a **world-class forest products company**
- GreenFirst is **one of the top lumber producers in Canada**[2] with seven sawmills and one paper mill across Ontario and Quebec
- **Q2 2022 net earnings** were $29.5 million or $0.15 per share (diluted); **Q2 2022 Adjusted EBITDA** was $54.3 million[3]
- In May 2022, **Interfor Corporation acquired a minority stake in GreenFirst**, approximately 16.2%

[1] As of 6.30.22
[2] FEA Canada, Top 10 Softwood Lumber Producers 2021
[3] Canadian dollars

FINANCIAL REVIEW

Revenue Growth


Q2 '21
$6.1M
Q2 '22
$9.1M

50%

YoY INCREASE


YTD Q2 '21
$10.9M
YTD Q2 '22
$19.2M

76%

YoY INCREASE

Revenue Tracking To Pre-Covid Levels



$7.4M
$2.6M
$5.6M
$6.0M
$4.8M
$6.1M
$6.1M
$10.0M
$10.0M
$9.1M
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

Sum Of The Parts

Positioned to Build Value Across Attractive and Growing End Markets

Strong Entertainment Operations & Assets	*Stay Tuned…*
GreenFirst[1]	$19.4M
Firefly[2]	$13M
Cash[1]	$4.4M
FG Financial[1]	$4.2M
Digital Ignition	*Stay Tuned…*

~$41M (GreenFirst, Firefly, Cash, FG Financial)

[1] Market value as of 6.30.22
[2] Book value as of 6.30.22

In Summary

✓Entertainment Business is an industry leader
- Strong momentum, positioned for growth

✓Equity holdings with meaningful upside

✓Focused on long-term capital deployment

✓Attractive current valuation